UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2013

REALPAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 International Parkway

Carrollton, Texas 75007

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code) (972) 820-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

RealPage, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders on May 31, 2013. A total of 72,406,523 shares were represented in person or by proxy at the 2013 Annual Meeting, constituting 94.66% of the outstanding shares entitled to vote. The Company’s stockholders took the following actions:

Proposal One: Election of Directors

Stockholders elected each of the two nominees for Class I director to serve for a term of three years to expire at the 2016 Annual Meeting of Stockholders based on the following votes:

Nominee	Votes For	Votes Withheld	Non-Votes
Stephen T. Winn	70,686,408	521,451	1,198,664
Jason A. Wright	70,739,069	468,790	1,198,664

Proposal Two: Ratification of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 based on the following vote:

Votes For	Votes Against	Abstain
71,928,269	388,468	89,786

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ Margot Carter
Margot Carter Executive Vice President, Chief Legal Officer and Secretary

Date: May 31, 2013